48


                  Certification of Principal Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Maureen B. Bellantoni, Executive Vice President and Chief Financial Officer of Integra LifeSciences Holdings Corporation (the "Company"), hereby certify that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006 (the "Report") fully complies with the requirement of
     Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2006                              /s/ Maureen B. Bellantoni
                                                    ---------------------
                                                    Maureen B. Bellantoni
                                                    Executive Vice President and
                                                    Chief Financial Officer